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                                                                  EXHIBIT 10.190

                                  AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

        This Amendment to the Amended and Restated Credit Agreement ("Amendment") is made and entered into as of January 17, 2001, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").


                               W I T N E S S E T H


        WHEREAS, the parties hereto have entered into an Amended and Restated Credit Agreement dated as of March 31, 1998 (the "Agreement"); and

        WHEREAS, the parties hereto wish to further amend the Agreement as set forth in this Amendment;

        NOW THEREFORE, in consideration of the above premises and the mutual covenants and agreements herein, the parties agree as follows:

        1. Amendment. Section 1.6 of the Agreement is hereby amended by replacing the phrase, "or, (ii) January 31, 2001" in the second line of such section with the phrase, "or, (ii) January 31, 2002". Except as specifically set forth in this Amendment the Agreement and all other documents and agreements entered into in connection with the Agreement including without limitation the Warrants and Springing Warrants shall remain unchanged and in full force and effect.

        2. Governing Law. Except as otherwise expressly provided, this Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

        3. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                          WILSHIRE TECHNOLOGIES, INC.


                                       By: /s/Kathleen Terry
                                       Name: Kathleen E. Terry
                                       Title: Chief Financial Officer


THE LENDER:                            TRILON DOMINION PARTNERS, L.L.C.


                                       By: /s/ Ron Cantwell
                                       Name: Ronald W. Cantwell
                                       Title: President



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